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                                                                  EXHIBIT 10.19

                                 SUMMIT DESIGN, INC.

                      FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


EMPLOYEE:           Richard Davenport
                    ------------------------------
EFFECTIVE DATE:     December 21, 1998
                    ------------------------------


     This First Amendment to Employment Agreement (this "Amendment") is entered into as of the above date by and between Summit Design, Inc., a Delaware corporation ("Summit"), and the above named employee ("Davenport").

                                      RECITALS

     WHEREAS, the parties hereto have entered into an Employment Agreement dated September 9, 1997 (the "Employment Agreement"); and

     WHEREAS, the parties desire to amend the Employment Agreement;

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

     1. Section 5(a) of the Employment Agreement is hereby amended and restated as follows:

          "(a) Cause or Resignation during the two (2) year period following the Closing Date, Davenport will not effect a Disposition of any Securities not previously released pursuant to Section 4 for a period of three (3) years from the Closing Date."

     2. All capitalized terms used in this Amendment shall, unless otherwise indicated, have the same meanings set forth in the Employment Agreement.

     3. Except as stated in this Amendment, the terms and conditions of the Employment Agreement shall remain unchanged, and the Employment Agreement shall remain in full force and effect between the parties.

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     IN WITNESS WHEREOF, this Amendment may be executed by facsimile and/or in counterparts, each of which shall be deemed an original, but all of which shall together constitute a single instrument.


                                       SUMMIT DESIGN, INC.


                                       By:       /c/ C. Albert Koob
                                           ------------------------------------

                                       Name:      C. Albert Koob
                                             ----------------------------------

                                       Title:     Chief Financial Officer
                                              ---------------------------------


                                       EMPLOYEE


                                            /s/ Richard Davenport
                                       ----------------------------------------
                                       Richard Davenport






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